Exhibit 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Equitable Financial Corp. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of the Company as of and for the period covered by this Report.


                                      By:  /s/ Richard L. Harbaugh
                                           -----------------------------
                                           Richard L. Harbaugh
                                           President and Chief Executive Officer
                                           May 12, 2006


                                       By: /s/ Kim E. Marco
                                           -----------------------------
                                           Kim E. Marco
                                           Executive Vice President and
                                           Chief Financial Officer
                                           May 12, 2006